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                                                                     Exhibit 21


                             CLEAN HARBORS, INC. AND SUBSIDIARIES
                                        SUBSIDIARIES


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                                     STATE OF INCORPORATION               PRINCIPAL PLACE OF BUSINESS
                                     ----------------------               ---------------------------
Clean Harbors Environmental                   MA                            1501 Washington Street
 Services, Inc.                                                             Braintree, MA 02185-0327

Clean Harbors of Natick, Inc.                 MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Clean Harbors of Braintree, Inc.              MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Clean Harbors Services, Inc.                  MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Clean Harbors of Baltimore, Inc.              MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Clean Harbors of Connecticut, Inc.            CT                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Clean Harbors Kingston                        MA                            1501 Washington Street
 Facility Corporation                                                       Braintree, MA 02185-0327

Harbor Management Consultants, Inc.           MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Murphy's Waste Oil Service, Inc.              MA                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Mr. Frank Inc.                                IL                            1501 Washington Street
                                                                            Braintree, MA 02185-0327

Northeast Casualty Risk                       VT                            1501 Washington Street
 Retention Group, Inc.                                                      Braintree, MA 02185-0327

Spring Grove Resource                         DE                            1501 Washington Street
 Recovery, Inc.                                                             Braintree, MA 02185-0327


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